THE WORLD FUNDS, INC.

TOREADOR INTERNATIONAL FUND

Investor Class Ticker: TMRFX
Class C Ticker: TMRCX
Institutional Class Ticker: TMRIX

Supplement dated May 29, 2014
To the Prospectus dated January 2, 2014

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On April 22, 2014, the Board of Directors of The World Funds, Inc. (the “Company”) voted to approve an Agreement and Plan of Reorganization whereby the Toreador International Fund (the “Fund”), a series of the Company, would be reorganized into a corresponding fund of the same name (the “Acquiring Fund”), a series of the World Funds Trust. The Board determined that the proposed reorganization is in the best interests of the shareholders of the Fund, and on May 28, 2014, the Board gave final approval to filing draft proxy materials concerning the proposed reorganization with the SEC.

The Fund and the Acquiring Fund have identical investment objectives and principal investment strategies. Toreador Research and Trading, LLC, the current investment adviser to the Fund, will continue to serve as the investment adviser to the Acquiring Fund. All of the other service providers for the Fund will also remain the same.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

The reorganization will be submitted for approval by the Fund’s shareholders of record as of May 28, 2014 at a meeting anticipated to be held July 22, 2014. If approved by the shareholders of the Fund, the reorganization is expected to close on or about August 15, 2014.

Following review by the Staff of the SEC, it expected that proxy materials with respect to the proposed reorganization will be sent out to Fund shareholders in mid June 2014. Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE